Exhibit 2.10


                          SECURITIES PURCHASE AGREEMENT

     This  Securities  Purchase  Agreement  (this  "AGREEMENT")  is  dated as of
July 19, 2005, among Access Integrated Technologies, Inc., a Delaware corporation (the "COMPANY"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "PURCHASER" and collectively the "PURCHASERS").

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                    ARTICLE I.
                                   DEFINITIONS

     1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

     "Action" shall have the meaning ascribed to such term in Section 3.1(j).

     "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

     "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

     "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

     "Closing Price" means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the last reported closing sale price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (d) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if


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prices for the Common Stock are then reported in the "pink sheets"  published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (e) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding and reasonably acceptable to the Company.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Class A Common Stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

     "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     "Company Counsel" means Kelley Drye & Warren LLP.

     "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

     "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

     "Evaluation  Date"  shall  have  the  meaning  ascribed  to  such  term  in
Section 3.1(r).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority vote of the non-employee members of the Board of Directors, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.



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     "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

     "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

     "Legend  Removal  Date"  shall have the  meaning  ascribed  to such term in
Section 4.1(c).

     "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, or preemptive right.

     "Material  Adverse Effect" shall have the meaning  assigned to such term in
Section 3.1(b).

     "Material  Permits"  shall  have  the  meaning  ascribed  to  such  term in
Section 3.1(m).

     "Per Share Purchase Price" equals $9.50, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

     "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Purchaser  Party"  shall  have  the  meaning  ascribed  to  such  term  in
Section 4.9.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

     "Registration   Statement"  means  a  registration  statement  meeting  the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

     "Required  Approvals"  shall  have the  meaning  ascribed  to such  term in
Section 3.1(e).

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "SEC   Reports"   shall  have  the   meaning   ascribed  to  such  term  in
Section 3.1(h).



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     "Securities" means the Shares, the Warrants and the Warrant Shares.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

     "Short Sales" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act.

     "Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in immediately available funds.

     "Subsidiary"  means any material  subsidiary of the Company as set forth on
Schedule 3.1(a).

     "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

     "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

     "Transaction  Documents"  means  this  Agreement,   the  Warrants  and  the
Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

     "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time);
(b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

     "Warrants" means collectively the Common Stock purchase warrants, in the form of Exhibit C delivered to the Purchasers at the Closing in accordance with


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Section 2.2(a)  hereof,  which  Warrants shall be  exercisable  beginning  seven months from the Closing Date and have a term of exercise equal to 5 years from the Closing Date.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.
                                PURCHASE AND SALE

     2.1 CLOSING. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, up to $18,120,000 of Shares and Warrants. Each Purchaser shall deliver to the Company via wire transfer to the account as specified in writing by the Company immediately available funds equal to its Subscription Amount and the Company shall deliver to each Purchaser their respective Shares and Warrants as determined pursuant to Section 2.2(a) and the other items set forth in
Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178, or such other location as the parties shall mutually agree.

     2.2  DELIVERIES.

          (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

               (i) this Agreement duly executed by the Company;

               (ii) a legal opinion of Company Counsel, in the form of Exhibit B attached hereto;

               (iii) a copy of the irrevocable instructions to the Company's transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

               (iv) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 25% of such Purchaser's Subscription Amount divided by $9.50 with an exercise price equal to $11.00, subject to adjustment therein;

               (v) the Registration Rights Agreement duly executed by the Company;

               (vi) a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such entity's state or other jurisdiction of incorporation or organization issued by the Secretary of State (or other applicable authority) of such state or jurisdiction of incorporation or organization as of a date within ten (10) days of the Closing Date;



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               (vii) a  secretary's  certificate,  dated as of the Closing Date,
          certifying  as  to  (A)  the  Resolutions,   (B)  the  Certificate  of
          Incorporation, certified as of a date within ten (10) days of the Closing Date, and (C) the Bylaws, each as in effect as of the Closing Date, (D) the organizational documents of each subsidiary, certified as of a date within ten (10) days of the Closing Date by the applicable governmental authority of the applicable jurisdiction, and
          (E) the by-laws, limited partnership agreement or limited liability company agreement of each Subsidiary, as the case may be; and (viii) such other documents relating to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request.

          (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

               (i) this Agreement duly executed by such Purchaser;

               (ii) such Purchaser's Subscription Amount by wire transfer to the account as specified in writing by the Company; and

               (iii) the Registration Rights Agreement duly executed by such Purchaser.

     2.3 CLOSING CONDITIONS.

          (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

               (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

               (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

               (iii) the  delivery by the  Purchasers  of the items set forth in
          Section 2.2(b) of this Agreement.

          (b)  The  respective   obligations  of  the  Purchasers  hereunder  in
     connection with the Closing are subject to the following conditions being met:

               (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

               (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

               (iii)  the  delivery  by the  Company  of the  items set forth in
          Section 2.2(a) of this Agreement;



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               (iv)  there  shall  have been no  Material  Adverse  Effect  with respect to the Company since the date hereof; and

               (v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company's principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

     3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure
Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

          (a) SUBSIDIARIES. All of the direct and indirect Subsidiaries of the Company are set forth on Schedule 3.1(a). Except as indicated on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

          (b) ORGANIZATION AND QUALIFICATION. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in
     (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or


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     otherwise) of the Company and the Subsidiaries,  taken as a whole, or (iii)
     a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and to the Company's knowledge no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both)  of,  any  agreement,  credit  facility,  debt  or  other  instrument
     (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

          (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this


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     Agreement,  (ii)  the  filing  with  the  Commission  of  the  Registration
     Statement, (iii) application(s) to each applicable Trading Market for the issuance and listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

          (f) ISSUANCE OF THE SECURITIES. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

          (g) CAPITALIZATION. The capitalization of the Company is as set forth on Schedule 3.1(g). Except as set forth on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1 (g), except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as otherwise provided in this Agreement, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.



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          (h) SEC  REPORTS;  FINANCIAL  STATEMENTS.  The  Company  has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (i) NO UNDISCLOSED EVENTS, LIABILITIES OR DEVELOPMENTS. Except for the issuance of the Warrants, Warrant Shares and Shares contemplated by this Agreement or as set forth on Schedule 3(i), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed one (1) Trading Day prior to the date that this representation is made.

          (j) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission and (C) expenses incurred in connection with the transactions contemplated hereunder, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

          (k) LITIGATION. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (l) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. Except for the projectionist at the Pavilion movie theatre, none of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (m) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have a Material Adverse Effect.

          (n) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (o) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

          (p) INTELLECTUAL PROPERTY RIGHTS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (q) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. To the best knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (r) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

          (s) SARBANES-OXLEY. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the knowledge of the Company, in other factors that could significantly affect the Company's internal controls.

          (t) CERTAIN FEES. Other than the fee payable to Roth Capital Partners, LLC ("Roth Capital"), as a placement agent, pursuant to that certain engagement letter dated June 14, 2005, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person (collectively, "Intermediary") with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

          (u) PRIVATE PLACEMENT. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

          (v) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

          (w) REGISTRATION RIGHTS. Other than each of the Purchasers or as disclosed in our SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

          (x) LISTING AND MAINTENANCE REQUIREMENTS. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

          (y) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (z) DISCLOSURE. The Company confirms that, neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct in all material respects with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, and when taken as a whole, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

          (aa) NO INTEGRATED OFFERING. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

          (bb) SOLVENCY. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid for the foreseeable future. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to reasonably believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean
     (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (cc) FORM S-3 ELIGIBILITY. The Company is eligible to register the resale of the Shares and Warrant Shares for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

          (dd) TAX STATUS. Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

          (ee) NO GENERAL SOLICITATION. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

          (ff) FOREIGN CORRUPT PRACTICES. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          (gg) ACCOUNTANTS. The Company's accountants are set forth on Schedule 3.1(ff) of the Disclosure Schedule. To the knowledge of the Company, such accountants, who have expressed their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-KSB for the year ending March 31, 2005, are a registered public accounting firm as required by the Securities Act.

          (hh) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (ii) ACKNOWLEDGEMENT REGARDING PURCHASERS' TRADING ACTIVITY. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.15 hereof), it is understood and agreed by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities; (iii) that any Purchaser, and counter parties in "derivative" transactions to which any such Purchaser is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and
     (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

          (jj) MANIPULATION OF PRICE. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than for the placement agent's placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          Each of the Purchasers acknowledges and agrees that the Company has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1.

     3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b) OWN ACCOUNT. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (c) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the
     Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser was not organized for the purpose of acquiring the Shares or the Warrants and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e) GENERAL SOLICITATION. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f) CERTAIN TRADING ACTIVITIES. Such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company's securities) since the time that such Purchaser was first contacted by the Company, Roth Capital Partners, LLC or any other Person regarding an investment in the Company. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company. Such Investor has maintained, and covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company such Investor will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

          (g) ACCESS TO INFORMATION. Such Purchaser acknowledges that it has reviewed the SEC Reports and the Transaction Documents and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospectus sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Securities. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the SEC Reports and the Transaction Documents, and the Company's representations and warranties contained in the Transaction Documents.

          (h) FEES AND COMMISSIONS. Such Purchaser has not retained any Intermediary with respect to the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company from any liability for any compensation to any Intermediary retained by such Purchaser and the fees and expenses of defending against such liability or alleged liability.

          (i) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by such Purchaser, the purchase of the Shares and the consummation by such Purchaser of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of such Purchaser's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of such Purchaser, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt of such Purchaser or otherwise) or other understanding to which such Purchaser is a party or by which any property or asset of such Purchaser is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of such Purchaser is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

          (j) Consents. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated therein have been obtained and are effective as of the date hereof.

     The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 TRANSFER RESTRICTIONS. Each Purchaser acknowledges and understands, severally and not jointly, that (i) the Securities may only be disposed of in compliance with state and federal securities laws and (ii) in connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement. Any transfer or purported transfer of the Securities in violation of this Section 4.1 shall be void.

          (a) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

          STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (b) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(b), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

          (c) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(b), $10 per Trading Day (increasing to $20 per Trading Day ten (10) Trading Days after such damages have begun to accrue) for each Trading Day after 2nd Trading Days following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

          (d)  Each  Purchaser,   severally  and  not  jointly  with  the  other
     Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

          (e) Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.

     4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, but only until such Securities may be sold under Rule 144(k), if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.3 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

     4.4 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall timely issue a Current Report on Form 8-K (no later than the second (2nd) Business Day following the Closing Date), reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby, and shall attach forms of the Transaction Documents thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except
(i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii). In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make, public disclosure in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents, provided that such Purchaser gives the Company at least two (2) Business Days' notice of its intention to make such public disclosure and provides such intended disclosure to the Company. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure.

     4.5 FORM D; BLUE SKY FILINGS. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing and issuance to the Purchasers pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

     4.6 SHAREHOLDER RIGHTS PLAN. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     4.7 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     4.8 USE OF PROCEEDS. Except as set forth on Schedule 4.8 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes.

     4.9 REIMBURSEMENT. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder or as a result of a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance), solely as a result of such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement (unless such claim arises primarily from a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).

     4.10  INDEMNIFICATION  OF  PURCHASERS.  Subject to the  provisions  of this
Section 4.10, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, members, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

     4.11 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

     4.12 LISTING OF COMMON STOCK. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common

Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

     4.13 EQUAL TREATMENT OF PURCHASERS. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

     4.14 SUBSEQUENT EQUITY SALES.

          (a) From the date hereof until the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, the restriction period set forth in this
     Section 4.14 shall be extended for the number of Trading Days during such period in which following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (b) Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of an Exempt Issuance.

     4.15 SHORT SALES AND CONFIDENTIALITY AFTER THE DATE HEREOF. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period after the time such Purchaser and Roth Capital Partners, LLC started discussing the transactions contemplated in this Agreement and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, such Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

     4.16 DELIVERY OF SECURITIES AFTER CLOSING. The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser to such Purchaser within 3 Trading Days of the Closing Date.

                                   ARTICLE V.
                                  MISCELLANEOUS

     5.1 TERMINATION. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before August 1, 2005; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

     5.2 FEES AND EXPENSES. At the Closing, the Company has agreed to reimburse Paul Weiss Rifkind Wharton & Garrison LLP ("Paul Weiss") the non-accountable sum of $30,000, for its actual, reasonable, out-of-pocket legal fees and expenses. The Company shall deliver, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities.

     5.3 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.4 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     5.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.6 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     5.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

     5.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

     5.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     5.10  SURVIVAL.  The  representations,   warranties,  covenants  and  other
agreements contained herein shall survive the Closing and the delivery of the Shares and Warrant Shares.

     5.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice.

     5.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     5.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.17 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through Roth Capital Partners, LLC. Paul, Weiss, Rifkind, Wharton & Garrison LLP does not represent all of the Purchasers but only Angelo, Gordon & Co. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

     5.18 LIQUIDATED DAMAGES. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

     5.19 CONSTRUCTION. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

                            (Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


ACCESS INTEGRATED TECHNOLOGIES, INC.                   Address for Notice:
                                                       55 Madison Ave., Suite 30
                                                       Morristown, N.J. 07960
By:           /s/ A. Dale Mayo
          -------------------------------------------
Name:  A. Dale Mayo
Title: Chief Executive Officer

With a copy to (which shall not constitute notice):






                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser: LEONARDO L.P.
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:

     By:  LEONARDO CAPITAL MANAGEMENT, INC.
          ----------------------------------------------------------------------
          Its:  GENERAL PARTNER
                ----------------------------------------------------------------
     By:  ANGELO, GORDON & CO., L.P.
          ----------------------------------------------------------------------
          Its:  DIRECTOR
                ----------------------------------------------------------------
Name of Authorized Signatory:   /S/ MICHAEL L. GORDON
                              --------------------------------------------------
Title of Authorized Signatory:   CHIEF OPERATING OFFICER
                               -------------------------------------------------
Email Address of Purchaser:   GWOLF@ANGELOGORDON.COM
                            ----------------------------------------------------

Address for Notice of Purchaser:

                  245 Park Avenue - 26th Floor
                  New York, NY 10167

Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $6,800,005.00
Shares:  715,790
Warrant Shares: 178,947
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   HARE & CO. F/B/O JOHN HANCOCK SMALL CAP EQUITY FUND
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ ISMAIL GUNES
                                                --------------------------------
Name of Authorized Signatory:   ISMAIL GUNES
                              --------------------------------------------------
Title of Authorized Signatory:   DIRECTOR OF OPERATIONS
                               -------------------------------------------------
Email Address of Purchaser:  IGUNES@JHANCOCK.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  c/o John Hancock Advisors, LLC
                  101 Huntington Ave., 7th Fl.
                  Boston, MA 02199-7603

Address for Delivery of Securities for Purchaser (if not same as above):

                  The Bank of New York
                  One Wall Street, Third Floor
                  Window A
                  New York, NY 10286
                  John Hancock Small Cap Equity Fund, Account #127226

Subscription Amount:  $2,850,000.00
Shares:  300,000
Warrant Shares:  75,000
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   BASSO FUND LTD.
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ HOWARD I. FISCHER
                                                --------------------------------
Name of Authorized Signatory:   HOWARD I. FISCHER
                              --------------------------------------------------
Title of Authorized Signatory:   AUTHORIZED SIGNATORY
                               -------------------------------------------------
Email Address of Purchaser:  PIPES@BASSOCAP.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Basso Capital Management, L.P.
                  1266 East Main Street
                  Stamford, CT 06902

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount:  $1,124,999.50
Shares:  118,421
Warrant Shares:  29,606
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   BASSO PRIVATE OPPORTUNITY HOLDING FUND LTD.
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ HOWARD I. FISCHER
                                                --------------------------------
Name of Authorized Signatory:   HOWARD I. FISCHER
                              --------------------------------------------------
Title of Authorized Signatory:   AUTHORIZED SIGNATORY
                               -------------------------------------------------
Email Address of Purchaser:  PIPES@BASSOCAP.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Basso Capital Management, L.P.
                  1266 East Main Street
                  Stamford, CT 06902

Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $720,005
Shares:  75,790
Warrant Shares:  18,947
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   BASSO MULTI-STRATEGY HOLDING FUND LTD.
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ HOWARD I. FISCHER
                                                --------------------------------
Name of Authorized Signatory:   HOWARD I. FISCHER
                              --------------------------------------------------
Title of Authorized Signatory:   AUTHORIZED SIGNATORY
                               -------------------------------------------------
Email Address of Purchaser:  PIPES@BASSOCAP.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Basso Capital Management, L.P.
                  1266 East Main Street
                  Stamford, CT 06902

Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $404,994.50
Shares:  42,631
Warrant Shares:  10,657
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.\
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   BONANZA MASTER FUND LTD.
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ BRIAN LADIN
                                                --------------------------------
Name of Authorized Signatory:   BRIAN LADIN
                              --------------------------------------------------
Title of Authorized Signatory:   MANAGING DIRECTOR
                               -------------------------------------------------
Email Address of Purchaser:  BLADIN@BONANZACAPITAL.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  300 Crescent Court, Suite 1740
                  Dallas, TX 75201

Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $1,500,002.50
Shares:  157,895
Warrant Shares:  39,474
EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.\
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   LAGUNITAS PARTNERS LP
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ J. PATTERSON MCBAINE
                                                --------------------------------
Name of Authorized Signatory:   GRUBER & MCBAINE CAPITAL MANAGEMENT
                              --------------------------------------------------
Title of Authorized Signatory:   GENERAL PARTNER
                               -------------------------------------------------
Email Address of Purchaser:
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Gruber & McBaine Capital Management
                  50 Osgood PL-PH
                  San Francisco, CA 94133

Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:  $674,994.00
Shares:  71,052
Warrant Shares:  17,763
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   GRUBER & MCBAINE INTERNATIONAL
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ J. PATTERSON MCBAINE
                                                --------------------------------
Name of Authorized Signatory:   GRUBER & MCBAINE INTERNATIONAL
                              --------------------------------------------------
Title of Authorized Signatory:   INVESTMENT ADVISOR
                               -------------------------------------------------
Email Address of Purchaser:
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Gruber & McBaine Capital Management
                  50 Osgood PL-PH
                  San Francisco, CA 94133

Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $125,010.50
Shares:  13,159
Warrant Shares:  3,289
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   BERMAN BRAND & WEINER PARTNERSHIP
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ J. PATTERSON MCBAINE
                                                --------------------------------
Name of Authorized Signatory:   GRUBER & MCBAINE CAPITAL MANAGEMENT
                              --------------------------------------------------
Title of Authorized Signatory:   INVESTMENT ADVISOR
                               -------------------------------------------------
Email Address of Purchaser:
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Gruber & McBaine Capital Management
                  50 Osgood PL-PH
                  San Francisco, CA 94133

Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:  $17,983.50
Shares:  1,893
Warrant Shares:  473
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   DONAGHY SALES INC.
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ J. PATTERSON MCBAINE
                                                --------------------------------
Name of Authorized Signatory:   GRUBER & MCBAINE CAPITAL MANAGEMENT
                              --------------------------------------------------
Title of Authorized Signatory:   INVESTMENT ADVISOR
                               -------------------------------------------------
Email Address of Purchaser:
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Gruber & McBaine Capital Management
                  50 Osgood PL-PH
                  San Francisco, CA 94133

Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:  $59,992.00
Shares:  6,315
Warrant Shares:  1,578
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   TTEES HAMILTON COLLEGE
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ J. PATTERSON MCBAINE
                                                --------------------------------
Name of Authorized Signatory:   GRUBER & MCBAINE CAPITAL MANAGEMENT
                              --------------------------------------------------
Title of Authorized Signatory:   INVESTMENT ADVISOR
                               -------------------------------------------------
Email Address of Purchaser:
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Gruber & McBaine Capital Management
                  50 Osgood PL-PH
                  San Francisco, CA 94133

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount:  $120,004
Shares:  12,632
Warrant Shares:  3,158

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   THE WALLACE FOUNDATION
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ J. PATTERSON MCBAINE
                                                --------------------------------
Name of Authorized Signatory:   GRUBER & MCBAINE CAPITAL MANAGEMENT
                              --------------------------------------------------
Title of Authorized Signatory:   INVESTMENT ADVISOR
                               -------------------------------------------------
Email Address of Purchaser:
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Gruber & McBaine Capital Management
                  50 Osgood PL-PH
                  San Francisco, CA 94133

Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $82,013.50
Shares:  8,633
Warrant Shares:  2,158
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   J. PATTERSON MCBAINE
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ J. PATTERSON MCBAINE
                                                --------------------------------
Name of Authorized Signatory:   J. PATTERSON MCBAINE
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Purchaser:
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Gruber & McBaine Capital Management
                  50 Osgood PL-PH
                  San Francisco, CA 94133

Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:  $134,995
Shares:  14,210
Warrant Shares:  3,552
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   JON D. & LINDA W. GRUBER TRUST
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:
                                                --------------------------------
Name of Authorized Signatory:   JON D. GRUBER
                              --------------------------------------------------
Title of Authorized Signatory:   TTEE
                               -------------------------------------------------
Email Address of Purchaser:  JON D. GRUBER
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  Gruber & McBaine Capital Management
                  50 Osgood PL-PH
                  San Francisco, CA 94133

Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $134,995
Shares:  14,210
Warrant Shares:  3,552

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

1

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   JMG TRITON OFFSHORE FUND LTD.
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ JONATHAN GLASER
                                                --------------------------------
Name of Authorized Signatory:   JONATHAN GLASER
                              --------------------------------------------------
Title of Authorized Signatory:   MEMBER MANAGER OF THE INVESTMENT MANAGER
                               -------------------------------------------------
Email Address of Purchaser:  JON@JMGCAPITAL.COM  NOELLE@JMGCAPITAL.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  11601 Wilshire Blvd. Ste. 2180
                  Los Angeles, CA  90025


Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $560,500.00
Shares:  59,000
Warrant Shares:  14,750
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   JMG CAPITAL PARTNERS, LP
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ JONATHAN GLASER
                                                --------------------------------
Name of Authorized Signatory:   JONATHAN GLASER
                              --------------------------------------------------
Title of Authorized Signatory:   MEMBER MANAGER OF THE GP
                               -------------------------------------------------
Email Address of Purchaser:  JON@JMGCAPITAL.COM   NOELLE@JMGCAPITAL.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  11601 Wilshire Blvd. Ste. 2180
                  Los Angeles, CA  90025


Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $560,500.00
Shares:  59,000
Warrant Shares:  14,750
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   ALEXANDRA GLOBAL MASTER FUND LTD.
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ GENA LOVETT
                                                --------------------------------
Name of Authorized Signatory:   GENA LOVETT
                              --------------------------------------------------
Title of Authorized Signatory:   COO
                               -------------------------------------------------
Email Address of Purchaser:  LOVETT@ALEXANDRA.NET
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  767 Third Ave., 6th Floor
                  New York, NY 10017

Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $749,996.50
Shares:  78,947
Warrant Shares:  19,736
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   SMITHFIELD FIDUCIARY LLC
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ ADAM J. CHILL
                                                --------------------------------
Name of Authorized Signatory:    ADAM J. CHILL
                              --------------------------------------------------
Title of Authorized Signatory:   AUTHORIZED SIGNATORY
                               -------------------------------------------------
Email Address of Purchaser:  ARI.STORCH@HCMNY.COM / ADAM.CHILL@HCMNY.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  c/o Highbridge Capital Management, LLC
                  9 West 57th Street, 27th Floor
                  New York, New York 10019
                  Tel:  (212) 287-4720
                  Fax:  (212) 751-0755
                  Attention:  Ari J. Storch / Adam J. Chill

Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:  $500,004.00
Shares:  52,632
Warrant Shares:  13,158
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   NORTHWOOD CAPITAL PARTNERS, LP
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ R. A. BERLACHER
                                                --------------------------------
Name of Authorized Signatory:   ROBERT A. BERLACHER
                              --------------------------------------------------
Title of Authorized Signatory:   MGR.
                               -------------------------------------------------
Email Address of Purchaser:  BBERLACHER@AOL.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  1150 First Avenue, Suite 600
                  King of Prussia, PA  19406

Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:  $380,000
Shares:  40,000
Warrant Shares:  10,000
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   TRUK OPPORTUNITY FUND, LLC
                   -------------------------------------------------------------

                           By:  Atoll Asset Management, LLC

SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ STEPHEN E. SALTZSTEIN
                                                --------------------------------
Name of Authorized Signatory:   STEPHEN E. SALTZSTEIN
                              --------------------------------------------------
Title of Authorized Signatory:   PRINCIPAL
                               -------------------------------------------------
Email Address of Purchaser:  SSALT@RAMCAPITAL.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  One East 52nd Street
                  Sixth Floor
                  New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:  $267,900.00
Shares:  28,200
Warrant Shares:  7,050
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   TRUK INTERNATIONAL FUND, LP
                   -------------------------------------------------------------

                           By:  Atoll Asset Management, LLC

SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ STEPHEN E. SALTZSTEIN
                                                --------------------------------
Name of Authorized Signatory:   STEPHEN E. SALTZSTEIN
                              --------------------------------------------------
Title of Authorized Signatory:   PRINCIPAL
                               -------------------------------------------------
Email Address of Purchaser:  SSALT@RAMCAPITAL.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  One East 52nd Street
                  Sixth Floor
                  New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as above):




Subscription Amount:  $17,100.00
Shares:  1,800
Warrant Shares:  450
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   OMICRON MASTER TRUST
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ BRUCE BERNSTEIN
                                                --------------------------------
Name of Authorized Signatory:    BRUCE BERNSTEIN
                              --------------------------------------------------
Title of Authorized Signatory:   MANAGING PARTNER
                               -------------------------------------------------
Email Address of Purchaser:  BB@OMICRONCAPITAL.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  650 Fifth Ave, 24th Fl
                  New York, NY 10019
                  Tel: (212) 258-2302
                  Fax: (212) 258-2315
                  Attn: Brian Daly
                  E-mail: bd@omicroncapital.com

Address for Delivery of Securities for Purchaser (if not same as above):






Subscription Amount:  $249,992.50
Shares:  26,315
Warrant Shares:  6,579
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   KIRCHER FAMILY TRUST DTD 3-24-04
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ STEPHEN C. KIRCHER
                                                --------------------------------
Name of Authorized Signatory:   STEPHEN C. KIRCHER
                              --------------------------------------------------
Title of Authorized Signatory:   TRUSTEE
                               -------------------------------------------------
Email Address of Purchaser:  SKIRCHER@IDWUSA.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  6000 Greystone Place
                  Granite Bay, CA 95746

Address for Delivery of Securities for Purchaser (if not same as above):






Subscription Amount:  $74,955.00
Shares:  7,890
Warrant Shares:  1,972
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

       [PURCHASER SIGNATURE PAGES TO ACCESS INTEGRATED TECHNOLOGIES, INC.
                         SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser:   KIRCHER FAMILY FOUNDATION INC.
                   -------------------------------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:   /S/ STEPHEN C. KIRCHER
                                                --------------------------------
Name of Authorized Signatory:   STEPHEN C. KIRCHER
                              --------------------------------------------------
Title of Authorized Signatory:   PRESIDENT
                               -------------------------------------------------
Email Address of Purchaser:  JKIRCHER@IDWUSA.COM
                           -----------------------------------------------------

Address for Notice of Purchaser:

                  6000 Greystone Place
                  Granite Bay, CA 95746

Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:  $25,650.00
Shares:  2,700
Warrant Shares:  675
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

                                                                         Annex A

                                CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $[___________] of Common Stock and Warrants from ACCESS Integrated Technologies, Inc. (the "Company"). All funds will be wired into a trust account maintained by ____________, counsel to the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date:    [________] ___, 2005


I.   PURCHASE PRICE

                Gross Proceeds to be Received in Trust                  $

II.  DISBURSEMENTS

                                                                        $
                                                                        $
                                                                        $
                                                                        $
                                                                        $

Total Amount Disbursed:                                                 $



WIRE INSTRUCTIONS:


To: _____________________________________





To: _____________________________________



                                       34